EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, James E. Miller, of Miller Diversified Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350, that:

       (1) the Annual Report on Form 10-KSB of the Company for the year ended August 31, 2003 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934;and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 16, 2004

/s/  James E. Miller
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     James E. Miller
     Principal Executive Officer and
     Principal Financial Officer